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                                                                   Exhibit 10.10


                         AGREEMENT AND PLAN OF MERGER
                               OF INFO USA, INC.
                            A DELAWARE CORPORATION
                                      AND
                              DBA HOLDINGS, INC.
                           A NEW JERSEY CORPORATION

     THIS AGREEMENT AND PLAN OF MERGER dated as of February __ , 1997, (the "AGREEMENT") is between info USA, Inc., a Delaware corporation ("info USA") and DBA Holdings, Inc., a New Jersey corporation ("DBA"). info USA and DBA are sometimes referred to herein as the "CONSTITUENT CORPORATIONS."

                                R E C I T A L S
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     A.   info USA is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 2,000 shares, all of which are designated "COMMON STOCK", $.001 par value. As of the date hereof, 1,000 shares of Common Stock were issued and outstanding, all of which were held by American Business Information, Inc., a Delaware corporation ("ABI").

     B. DBA is a corporation duly organized and existing under the laws of the State of New Jersey and has an authorized capital of 22,000 shares, 2,000 of which are designated "CLASS A VOTING COMMON STOCK", no par value and 20,000 of which are designated "CLASS B NON-VOTING COMMON STOCK", no par value (collectively, the "DBA COMMON STOCK"). As of the date hereof, 1,000 shares of Class A Voting Common Stock were issued and outstanding, and 9,000 shares of Class B Non-Voting Common Stock were issued and outstanding.

     C. The Board of Directors and shareholders of DBA have determined that it is advisable and in the best interests of DBA that DBA merge with and into info USA upon the terms and conditions herein provided.

     D. The respective Boards of Directors of info USA and DBA have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders, if necessary, and executed by the undersigned officers.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, info USA and DBA hereby agree, subject to the terms and conditions hereinafter set forth, as follows:
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                                  I.  MERGER

     1.1  Merger.  In accordance with the provisions of this Agreement, the
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Delaware General Corporation Law and the New Jersey Business Corporation Act,
DBA shall be merged with and into info USA (the "MERGER"), the separate existence of DBA shall cease and info USA shall be, and is herein sometimes referred as, the "SURVIVING CORPORATION", and the name of the Surviving Corporation shall be info USA

     1.2  Filing and Effectiveness.  The Merger shall become effective when the
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following actions shall have been completed:

          (a) This Agreement and Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the New Jersey Business Corporation Act;

          (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

          (c) An executed Certificate of Merger meeting the requirements of the New Jersey Business Corporation Act shall have been filed with the Secretary of State of the State of New Jersey; and

          (d) An executed Certificate of Merger meeting the requirements of the Delaware General Corporation Law and referencing this Agreement shall have been filed with the Secretary of State of the State of Delaware.

     The date and time when the Merger shall become effective, as aforesaid, is herein called the "EFFECTIVE DATE OF THE MERGER."

     1.3  Effect of the Merger.  Upon the Effective Date of the Merger, the
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separate existence of DBA shall cease and info USA, as the Surviving
Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger,
(ii) shall be subject to all actions previously taken by its and DBA's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of DBA in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, and Section 14A:10-6 of the New Jersey Business Corporation Act, (iv) shall continue to be subject to all of the debts, liabilities and obligations of info USA as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of DBA in the same manner as if info USA had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the New Jersey Business Corporation Act.

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                II.  CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     2.1  Certificate of Incorporation.  The Certificate of Incorporation of
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info USA as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and of applicable law.

     2.2  Bylaws.  The Bylaws of info USA as in effect immediately prior to the
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Effective Date of the Merger shall continue in full force and effect as the
Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

                      III  MANNER OF CONVERSION OF STOCK

     3.1  Exchange.  At the time the Merger becomes effective (the "EFFECTIVE
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TIME"), each share of issued and outstanding DBA Common Stock shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for (subject to escrow provisions set forth below and in the Escrow Agreement, as defined below): (i) the Cash Portion of the Final Purchase Price (as defined below) and
(ii) the Stock Portion of the Final Purchase Price (as defined below), in each case divided by the aggregate number of shares of DBA Common Stock issued and outstanding immediately prior to the Effective Time, subject to the provisions of this Article III.

     3.2  Final Purchase Price.  The "FINAL PURCHASE PRICE" shall be equal to
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(i) two hundred percent (200%) of the DBA's net sales revenue for the fiscal year ended January 31, 1997 excluding (A) freight revenue, (B) sales taxes and
(C) the cost of obtaining the third party lists for the year ended January 31, 1997, all determined in accordance with generally accepted accounting principles ("GAAP") consistently applied, plus (ii) one hundred percent (100%) of DBA's freight revenue for the year ended January 31, 1997 determined in accordance with GAAP consistently applied, plus (iii) the net tangible asset value of DBA's assets as of January 31, 1997 determined in accordance with GAAP consistently applied, after deducting (X) payment (or creation of a reserve for payment) to present and past employees of DBA under the Company's Employment Termination Agreements and other deferred compensation and an aggregate of $2,500,000 of bonuses as set forth in the Agreement and Plan of Reorganization among DBA, info USA, American Business Information, Inc., a Delaware corporation ("ABI") and the shareholders of DBA ("the REORGANIZATION AGREEMENT"), (Y) payment (or creation of a reserve for payment) of all Transaction Expenses (as defined in the Reorganization Agreement) incurred or to be incurred by DBA or its shareholders, and (Z) a reserve to reflect the difference between the payments made by the Company under the two split-life insurance policies and the cash surrender value of such policies as of January 31, 1997, plus (iv) the tax benefit at the Effective Date of the Merger, if any, to ABI and the Surviving Corporation resulting from payments to be made under the Company's Employment Termination Agreements and payment of the $2,500,000 in bonuses or certain adjustments of split-dollar life insurance policy values. The calculation of the Final Purchase Price shall be based upon DBA's consolidated financial statement at and for the fiscal year ended January 31, 1997, determined in accordance with

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GAAP consistently applied, as audited by BDO Seidman. The Reorganization
Agreement provides that the parties will seek to determine the Final Purchase Price within sixty (60) days after the Effective Time.

     3.3  Preliminary Purchase Price.   The "PRELIMINARY PURCHASE PRICE" is
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$97,261,301.

     3.4  Payment in Cash and Stock; Valuation of Stock.  One-half of both the
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Final Purchase Price and the Preliminary Purchase Price will be paid in cash
(the "CASH PORTION") and one-half will be paid in Parent Common Stock (the "STOCK PORTION"). For this purpose, Parent Common Stock will be valued at $
22.30 per share (the "PARENT STOCK PRICE"). Any fractional shares will be rounded up to the nearest whole number.

     3.5  Payment of Preliminary and Final Purchase Price.  At the Effective
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Time, ABI will deliver $48,630,650, which represents the Cash Portion of the
Preliminary Purchase Price, and within ten (10) business days after the Closing, ABI will deliver stock certificates for 2,180,747 shares of ABI Common Stock, which represents the Stock Portion of the Preliminary Purchase Price. Seventy percent (70%) of both the Cash Portion and the Stock Portion of the Preliminary Purchase Price will be released to the DBA shareholders, and the remaining thirty percent (30%) will be placed in escrow pursuant to the Escrow Agreement among DBA, ABI, the shareholders of DBA and the First Union National Bank of North Carolina as Escrow Agent (the "ESCROW AGREEMENT") pending determination of the Final Purchase Price. After the parties have determined the Final Purchase Price, ABI will make additional payments (or, if applicable, the DBA shareholders will make refunds to DBI) of cash and shares of ABI Common Stock for any difference between the Preliminary Purchase Price and the Final Purchase Price, including interest on the Cash Portion of the difference calculated from Closing through payment of the Final Purchase Price at 5.5% per annum, and cash and shares of ABI Common Stock will be added to or released from the escrow account so that, following distributions to DBA shareholders, the Escrow Agent will hold, pursuant to the Escrow Agreement, ten percent (10%) of both the Cash Portion and the Stock Portion of the Final Purchase Price, and ninety percent (90%) of the Cash Portion and Stock Portion of the Final Purchase Price will have been distributed to the DBA shareholders.

     3.6  Cancellation of Company-Owned Stock.  Each share of DBA Common Stock
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owned by DBA or any direct or indirect wholly-owned subsidiary of DBA immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof.

     3.7  No Further Ownership Rights in DBA Common Stock.  Following the
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Effective Time, the DBA shareholders shall have no further rights in the DBA
Common Stock, and there shall be no further registration of transfers on the records of the Surviving Corporation of shares of DBA Common Stock which were outstanding immediately prior to the Effective Time.

     3.8  Adjustments to Final Purchase Price.  If it is discovered prior to one
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year after the filing of this Agreement and Plan of Merger with the State of New
Jersey (or, with respect to matters referred to in sections 2.9, 2.22, 6.1(a)(iii) and 6.1(a)(iv) of the Reorganization Agreement, prior to 30 days after the expiration of the relevant statute of limitations) that the Final Purchase Price was

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incorrectly calculated because the audited DBA financial statements at and for the fiscal year ended January 31, 1997 failed to include assets that should have been included, or did include assets that should not have been included, or failed to include revenues that should have been recognized in fiscal 1997, or did include revenues that should not have been recognized, under GAAP consistently applied, then the amount of such understatement or overstatement shall be credited to the shareholders of DBA or to ABI, and compensating payments made, as appropriate. Such adjustment to the Final Purchase Price shall be made once, at or shortly before one year from the Effective Time, except that later adjustments referred to in the parenthetical in the first sentence hereof shall be made when determined.

                                 IV.  GENERAL

     4.1  Covenants of info USA.  info USA covenants and agrees that it will, on
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or before the Effective Date of the Merger:

          (a) Qualify to do business as a foreign corporation in the State of New Jersey and in connection therewith irrevocably appoint an agent for service of process as required under the relevant provisions of the New Jersey Business Corporation Act.

          (b) Take such other actions as may be required by the New Jersey Business Corporation Act.

     4.2  Further Assurances.  From time to time, as and when required by info
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USA or by its successors or assigns, there shall be executed and delivered on behalf of DBA such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by info USA the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of DBA and otherwise to carry out the purposes of this Agreement, and the officers and directors of info USA are fully authorized in the name and on behalf of DBA or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     4.3  Amendment.  The Boards of Directors of the Constituent Corporations
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may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of the State of New Jersey, provided that, without the consent of shareholders of both Constituent Corporations in accordance with their respective certificates of incorporation and by-laws, an amendment made subsequent to the adoption of this Agreement by the Board of Directors of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of

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this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

     4.4  Registered Office.  The registered office of the Surviving Corporation
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in the State of Delaware is 1209 Orange Street, Wilmington, County of New
Castle, DE 19801 and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

     4.5  Agreement.  Executed copies of this Agreement will be on file at the
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principal place of business of the Surviving Corporation at 100 Paragon Drive,
Montvale, N.J. 07645, and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

     4.6  Governing Law.  This Agreement shall in all respects be construed,
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interpreted and enforced in accordance with and governed by the laws of the
State of Delaware and, so far as applicable, the merger provisions of the New Jersey Business Corporation Act.

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     IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of DBA and info USA is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                              info USA, INC.
                              a Delaware corporation



                              By: _______________________________
                                 Vinod Gupta, President and
                                 Chief Executive Officer

ATTEST:


__________________________
Jon Wellman, Secretary


                              DBA Holdings, Inc.
                              a New Jersey corporation



                              By: _______________________________
                                Paul A. Goldner, President


ATTEST:


__________________________
Mark Goldner, Assistant Secretary

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